UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

AIR PRODUCTS AND CHEMICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard

Allentown, Pennsylvania 18106-5500

(Address of principal executive offices and Zip Code)

(610) 481-4911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 27, 2023, Air Products and Chemicals, Inc. (the “Company”) entered into an Underwriting Agreement (the “U.S. Underwriting Agreement”) with Citigroup Global Markets Inc., SMBC Nikko Securities America, Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the underwriters named therein, relating to the issuance and sale by the Company of $600,000,000 aggregate principal amount of its 4.800% Notes due 2033 (the “U.S. Notes”). The offer and sale of the U.S. Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-250809), which was filed on November 20, 2020 (the “Registration Statement”).

In addition, on February 27, 2023, the Company entered into an Underwriting Agreement (the “Euro Underwriting Agreement” and, together with the U.S. Underwriting Agreement, the “Underwriting Agreements”) with Citigroup Global Markets Limited, SMBC Nikko Capital Markets Limited, BNP Paribas and HSBC Bank plc, relating to the issuance and sale by the Company of €700,000,000 aggregate principal amount of its 4.000% Notes due 2035 (the “Eurobonds” and, together with the U.S. Notes, the “Notes”). The offer and sale of the Eurobonds was registered pursuant to the Registration Statement. The Company has applied to list the Eurobonds on the New York Stock Exchange.

The offerings were completed on March 3, 2023.

The Notes were issued pursuant to an Indenture, dated April 30, 2020 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The terms of the U.S. Notes and the Eurobonds have been set forth in officer’s certificates (which include the forms of the U.S. Notes and of the Eurobonds as exhibits, respectively). The Company may, at its election and upon the terms set forth in the Notes, redeem the Notes, in whole or in part, from time to time at the redemption prices and on the terms and conditions set forth in the Notes. The Company may also, at its election, redeem the Eurobonds in whole, but not in part, upon the occurrence of certain tax events at a redemption price equal to 100% of the principal amount, together with unpaid interest accrued thereon to, but excluding, the date fixed for redemption. The Indenture, the officer’s certificate with respect to the U.S. Notes and the officer’s certificate with respect to the Eurobonds are attached, or incorporated by reference, as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Company received net proceeds, after deduction of the underwriter’s discount and estimated offering expenses, of approximately $594.9 million from the sale of the U.S. Notes and €688.6 million from the sale of the Eurobonds. The Company expects to allocate an amount equal to the net proceeds from the offerings to finance or refinance, in whole or in part, one or more Eligible Projects (as defined in the applicable prospectus supplement relating to the U.S. Notes and the Eurobonds), including: (i) expenditures and investments related to pollution prevention and control; (ii) expenditures in renewable energy generation and procurement; (iii) expenditures and investments related to sustainable aviation fuel; and (iv) other Eligible Projects. Pending full allocation of the net proceeds to the portfolio of Eligible Projects, the Company may hold and/or invest the balance of the net proceeds not yet allocated, at its discretion, in its Treasury liquidity portfolio (in cash or cash equivalents, money market funds, etc.) in line with Air Products’ Treasury management policies or use such net proceeds to repay a portion of the Company’s outstanding indebtedness.

The Underwriting Agreements with respect to the sale of the U.S. Notes and the Eurobonds are attached as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K. The Underwriting Agreements contain representations, warranties and covenants that were made only for purposes of such agreements and as of specific dates, are solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties. The Underwriting Agreements are not intended to provide any other factual information about the Company.

The opinions of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, relating to the U.S. Notes and Eurobonds are filed as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 27, 2023, among Air Products and Chemicals, Inc. and Citigroup Global Markets Inc., SMBC Nikko Securities America, Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the underwriters named therein.

1.2	Underwriting Agreement, dated February 27, 2023, among Air Products and Chemicals, Inc. and Citigroup Global Markets Limited, SMBC Nikko Capital Markets Limited, BNP Paribas and HSBC Bank plc, as representatives of the underwriters named therein.

4.1	Indenture, dated April 30, 2020, between Air Products and Chemicals, Inc. and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (No. 001-04534), filed on April 30, 2020).

4.2	Officer’s Certificate setting forth the terms and form of the U.S. Notes.

4.3	Officer’s Certificate setting forth the terms and form of the Eurobonds.

4.4	Form of 4.800% Notes due 2033 (included in Exhibit 4.2).

4.5	Form of 4.000% Notes due 2035 (included in Exhibit 4.3).

5.1	Opinion of Skadden, Arps, Slate Meagher & Flom LLP with respect to the U.S. Notes.

5.2	Opinion of Skadden, Arps, Slate Meagher & Flom LLP with respect to the Eurobonds.

23.1	Consent of Skadden, Arps, Slate Meagher & Flom LLP (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate Meagher & Flom LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.

(Registrant)

Dated: March 3, 2023	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary